                                 EXHIBIT 10.13
                               FOURTH AMENDMENT
                                      TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

     FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT dated as of April 8, 1996, by and among NU HORIZONS ELECTRONICS CORP., a Delaware corporation, NIC COMPONENTS CORP. and NU HORIZONS INTERNATIONAL CORP., each a New York corporation, NU VISIONS MANUFACTURING, INC., a Massachusetts corporation, and NU HORIZONS/MERIT ELECTRONICS CORP., a Delaware corporation, having their respective principal offices at 6000 New Horizons Boulevard, North Amityville, New York (collectively, the "Borrowers") and NATWEST BANK, N.A., formerly known as National Westminster Bank USA, a national banking association, having offices at 100 Jericho Quadrangle, Jericho, New York (the "Bank").

                                    RECITALS

     The Borrowers and the Bank entered into an Amended and Restated Loan Agreement dated as of April 29, 1994 as amended by a First Amendment dated as of August 24, 1994, a Second Amendment dated as of November 29, 1995 and a Third Amendment dated as of January 10, 1996 (collectively, the "Loan Agreement"), under which certain financial accommodations were made available by the Bank to the Borrowers. Unless otherwise expressly provided herein, all capitalized terms used in this Fourth Amendment to Amended and Restated Loan Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement.

     The Borrowers have requested that the Bank modify certain of the terms set forth in the Loan Agreement and the Bank is willing to comply with such request but only upon and subject to the following terms and conditions.

     NOW THEREFORE, in consideration of the premises and the mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

     1. The Amended and Restated Loan Agreement is hereby amended by the Borrowers and the Bank as follows:

     (a) Section 1.1 is hereby amended to add new definitions to read as follows:

     "`Agreed Rate' shall mean a rate of interest agreed to by the Borrowers and
       -----------
the Bank not more than three (3) Business Days prior to the first date of the Interest Period therefor.

     `Agreed Rate Loans' shall mean Revolving Credit Loans hereunder that bear
      -----------------
interest for the Interest Period applicable thereto at an Agreed Rate.

     `Fixed Rate Loan' shall mean any LIBOR Rate Loan or Agreed Rate Loan.
      ---------------

     `Fixed Rate Loans' shall mean collectively LIBOR Rate Loans and Agreed Rate
      ----------------
Loans.

     `Senior Liabilities' shall mean the Borrowers' total consolidated
      ------------------
liabilities less Subordinated Indebtedness."

Section 1.1 is also amended by deleting the definitions of Interest Period, Margin, New Headquarters Premises and Termination Date and substituting the following therefor:

     "`Interest Period' shall mean with respect to any Fixed Rate Loan, the
       ----------------
period commencing on the date such loan is made and ending, as a Borrower may select, pursuant to Section 2.5 hereof on the numerically corresponding day in the (i) with respect to LIBOR Rate Loans, first, second, third or sixth calendar month thereafter and (ii) with respect to Agreed Rate Loans, first calendar month thereafter, except that each such Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; provided that: (a) no Interest Period may extend beyond the Termination Date; and (b) if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next Business Day unless such Business Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Business Day.

     `Margin' means if the Borrowers' consolidated ratio of Senior Liabilities
      ------
to Capital Funds, as reflected in the financial statements delivered pursuant to
Section 5.1 hereof, is (i) less than .50, 1.15% per annum; (ii) equal to or more than .5 but less than .80, 1.35% per annum; and (iii) equal to or more than .80 but less than .90, 1.50% per annum, provided, however, if the Borrowers fail to provide the relevant financial statements by the beginning of the corresponding Margin periods set forth in Section 2.8 hereof, the Margin shall be deemed to be 1.50% per annum until the delivery of the relevant financial statements.

     `New Headquarters Premises' shall mean certain land located in Nassau
      -------------------------
County or Suffolk County, New York and the new corporate headquarters building located on or which the Company intends to construct on such land.

     `Termination Date' shall mean April 8, 2000 or, if such date is not a
      ----------------
Business Day, the Business Day next succeeding such date."

     (b) Section 2.1(a) is hereby deleted and the following is substituted therefor:

     "Subject to the terms and conditions hereof, the Bank agrees to make Revolving Credit Loans to each of the Borrowers and to issue Letters of Credit and to provide steamship guarantees and airway releases and to create Bankers Acceptances for the account of each of the Borrowers from time to time during the Commitment Period of which the aggregate principal amount of Revolving Credit Loans, Letters of Credit, Bankers Acceptances, steamship guarantees and airway releases at any one time outstanding as to the Borrowers collectively shall not exceed $25,000,000 as such amount may be reduced as provided in
Section 2.12 hereof (the "Commitment"). During the Commitment Period each of the Borrowers may use the Commitment (i) for obtaining Revolving Credit Loans by borrowing, paying, prepaying in whole or in part and reborrowing on a revolving basis, all in accordance with the terms and conditions hereof and (ii) for obtaining the issuance of Letters of Credit, the creation of Bankers Acceptances and the providing of steamship guarantees and airway releases in accordance with the provisions of Section 2.2 hereof."

     (c) Section 2.4 is hereby deleted and the following is substituted therefor:

         "2.4   Interest. Interest on each Revolving Credit Loan shall be at a
                --------
per annum rate to be elected by each Borrower, in accordance with Section 2.5 hereof, and shall be one of the following:

                   (a) a fluctuating rate equal to the Prime Rate, which interest rate shall change when and as the Prime Rate changes;

                   (b) subject to the availability of funds, the Reserve Adjusted LIBOR Rate for Interest Periods selected by each Borrower plus the applicable Margin; or

     (c) subject to the availability of funds, the Agreed Rate.

Interest on each Revolving Credit Loan shall be payable monthly in arrears on the first day of each month, commencing on the first such day to occur after the pertinent loan is made, upon payment in full thereof and, with respect to Fixed Rate Loans, interest shall also be payable on the last day of each Interest Period applicable thereto. Whenever the unpaid principal balance of any Revolving Credit Loan shall become due and payable (whether at the stated maturity thereof, by acceleration or otherwise) interest shall thereafter be payable on demand at a rate per annum (computed daily) equal to 2% percent above the Prime Rate for Prime Rate Loans and the greater of 2% percent above the Prime Rate or 2% percent above the rate in effect at such maturity for Fixed Rate Loans; provided, however, that no interest payable hereunder shall be in excess of the rate permitted by applicable law. Interest on each Revolving Credit Loan shall be calculated on the basis of a year of 360 days for the actual number of days elapsed."

     (d) Section 2.5 is hereby deleted and the following is substituted therefor:

     "2.5  Procedure for Revolving Credit Borrowing.  Each Borrower may borrow
           ----------------------------------------
under the Commitment during the Commitment Period on any Business Day by giving the Bank notice of a request for a Revolving Credit Loan hereunder setting forth the amount of the Revolving Credit Loan requested, which shall be in a minimum amount of $100,000 in the case of a Fixed Rate Loan or $25,000 in the case of a Prime Rate Loan, the date thereof and whether it is to be a LIBOR Rate Loan, a Prime Rate Loan or an Agreed Rate Loan. Requests for LIBOR Rate Loans shall be received by the Bank not later than 11:00 a.m. (New York City time) three (3) Business Days prior to the first day of the Interest Period for each such Revolving Credit Loan. Requests for Prime Rate Loans and Agreed Rate Loans may be made up to 1:00 p.m. (New York City time) on the date each such Revolving Credit Loan is to be made. Any request for a Revolving Credit Loan may be written or oral, but if oral, it shall be confirmed in writing sent by a Borrower to the Bank within two (2) Business Days thereafter."

     (e) Section 2.6 is hereby deleted and the following is substituted therefor:

     "2.6  Conversion and Renewals.  Each of the Borrowers may elect from time
           -----------------------
to time to convert all or
a part of one type of Revolving Credit Loan into another type of Revolving Credit Loan or to renew all or part of a Revolving Credit Loan by giving the Bank notice at least one (1) Business Day before the conversion into a Prime Rate Loan and at least three (3) Business Days before the conversion into or renewal of a Fixed Rate Loan, specifying: (1) the renewal or conversion date; (2) the amount of the Revolving Credit Loan to be converted or renewed; (3) in the case of conversions, the type of Revolving Credit Loan to be converted into; and (4) in the case of renewals of or a conversion into LIBOR Rate Loans, the duration of the Interest Period applicable thereto; provided that (a) the minimum principal amount of each Revolving Credit Loan outstanding after a renewal or conversion to a Fixed Rate Loan shall be $100,000 or to a Prime Rate Loan shall be $25,000; and (b) Fixed Rate Loans can be converted only on the last day of the Interest Period of such Loan. All notices given under this Section 2.6 shall be irrevocable and shall be given not later than 11:00 a.m. (New York City time) on the day which is not less than the number of Business Days specified above for such notice. Any request for a conversion or a renewal under this Section 2.6 may be written or oral, but if oral, it shall be confirmed in writing sent by a Borrower to the Bank within two
(2) Business Days thereafter. If any Borrower shall fail to give the Bank the notice as specified above for the renewal or conversion of a Fixed Rate Loan prior to the end of the Interest Period with respect thereto, such Fixed Rate Loan shall automatically be converted into a Prime Rate Loan on the last day of the Interest Period for such Revolving Credit Loan. Notwithstanding anything to the contrary contained above, if an Event of Default shall have occurred and be continuing, no Fixed Rate Loan may be continued into a subsequent Interest Period and no Prime Rate Loan may be converted into a Fixed Rate Loan."

     (f) Section 2.9 is hereby deleted and the following is substituted therefor:

     "2.9  Commitment Fee.  As additional compensation for the Revolving Credit
           --------------
Commitment, the Borrowers agree to pay the Bank a commitment fee on the average daily unused portion of the Revolving Credit Commitment for the Commitment Period at the rate of, if the Borrower's consolidated ratio of liabilities to Capital Funds, as reflected in the financial statements delivered pursuant to
Section 5.1 hereof, is (i) less than .80, .15 percent per annum and (ii) .80 or greater, .25 percent per annum. Any fee payable under this Section 2.9 which is not paid when due shall bear interest at a rate per annum equal to

2% above the Prime Rate until paid, payable on demand. Such fee shall be computed on the basis of a 360 day year for the actual days elapsed and shall be payable monthly on the first day of each month during the Commitment Period and on the Termination Date. The "unused portion of the Revolving Credit Commitment" means, at any time, the Revolving Credit Commitment less the sum of (a) the unpaid principal balance of all Revolving Credit Loans, (b) Letters of Credit,
(c) Bankers Acceptances, (d) steamship guarantees or (e) airway releases, then outstanding."

     (g) Section 2.10 is hereby deleted and the following is substituted therefor:

         "2.10  Requirements of Law.  If any change in conditions  or applicable
                -------------------
law, regulation or interpretation thereof (including any request, guideline or policy not having the force of law) by any authority charged with the administration or interpretation thereof occurs which:

                (a) subjects the Bank to any tax with respect to a Fixed Rate Loan, or

                (b) changes the basis of taxation of payments to the Bank of principal and/or interest and/or other fees and amounts payable hereunder, or

                (c) imposes, modifies or deems applicable any reserve or deposit requirements against any assets held by, deposits with or for the account of, or loans or commitments by, an office of the Bank, or

                (d) imposes upon the Bank any other condition with respect to a Fixed Rate Loan and the Bank determines that the result of any of the foregoing is to increase the cost to the Bank of making or maintaining a Fixed Rate Loan, or to reduce the amount of any payment (whether of principal, interest or otherwise) receivable by the Bank pursuant to the Revolving Credit Note or to require the Bank to make any payment on or calculated by reference to the gross amount of any sum received by it pursuant to the Revolving Credit Note, then the Bank shall promptly give notice to the Borrower of such event and determination and in any such case the Borrowers shall pay to the Bank, on demand, from time to time as specified by the Bank, such additional amount or amounts as will compensate and indemnify the Bank for such additional cost, reduction or payment. A certificate of the Bank as to the additional amounts payable pursuant to this Section 2.10 delivered to the Borrower, shall be final, conclusive and binding on the Borrowers absent manifest error or bad faith. The protection of this Section shall be available to the Bank regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition which has been imposed. The Bank shall furnish the Borrowers with a statement of the amount of any such loss or expense, and such statement by the Bank shall be final, conclusive and binding on the Borrowers in the absence of manifest error."

     (h) Section 2.12 is hereby deleted and the following is substituted therefor:

         "2.12  Termination or Reduction of Commitment. Subject to the
                --------------------------------------
indemnity agreement with respect to Fixed Rate Loans set forth in Section 2.15 hereof, the Borrowers shall have the right, upon not less than three (3) Business Days' irrevocable notice, to terminate the Commitment or, from time to time, to reduce the amount of the Commitment, provided that (a) any such reduction (i) shall be in the minimum amount of $1,000,000 or a multiple thereof, (ii) shall reduce permanently the amount of the Commitment then in effect, and (iii) shall be accompanied by prepayment of the Revolving Credit Loans outstanding, together with accrued interest on the amount so prepaid to the dates of each such prepayment, to the extent, if any, that the Revolving Credit Loans then outstanding exceed the amount of the Commitment as then reduced, and (b) any such termination of the Commitment shall be accompanied by prepayment in full of the Revolving Credit Loans outstanding, together with accrued interest thereon to the date of prepayment, and the payment of any unpaid commitment fee then accrued hereunder."

     (i) Section 2.13 is hereby deleted and the following is substituted therefor:

         "2.13  Prepayment.  Subject to the indemnity agreement with respect to
                ----------
Fixed Rate Loans set forth in Section 2.15 hereof, the Borrowers may prepay any Revolving Credit Loan in whole or in part without premium or penalty together with interest accrued on the amount prepaid to the date of prepayment. Prepayments of Revolving Credit Loans may be reborrowed on a revolving basis as aforesaid."

     (j) Section 2.14(a) is hereby deleted and the following is substituted therefor:

     "(a) All payments (including prepayments) to be made by the Borrowers on account of principal, interest and fees shall be made without setoff or counterclaim and shall be made to the Bank on the date of payment at the office of the Bank set forth in Section 10.12 hereof or at such other place as the Bank may from time to time designate in writing on or before 11:00 a.m. (New York City time), in each case in lawful money of the United States of America and in immediately available funds. If any payment hereunder (other than payments on Fixed Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Fixed Rate Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month in which event such payment shall be made on the immediately preceding Business Day."

     (k) Section 2.15 is hereby deleted and the following is substituted therefor:

     "2.15  Indemnity and Yield Protection.  The Borrowers hereby agree to
            ------------------------------
indemnify the Bank against any loss or expense which the Bank may sustain or incur as a consequence of the following:

     (a) the failure of any Borrower to borrow a Fixed Rate Loan after agreement shall have been reached on the amount, interest rate and Interest Period thereof;

     (b) the receipt or recovery by the Bank, whether by voluntary prepayment, acceleration or otherwise, of all or any part of a Fixed Rate Loan prior to the last day of an Interest Period applicable thereto; or

     (c) the conversion, prior to the last day of an applicable Interest Period, of a Fixed Rate Loan into another type of Revolving Credit Loan.

     Without limiting the effect of the foregoing, the amount to be paid by the Borrowers to the Bank in order to so indemnify the Bank for any loss occasioned by any of the events described in the preceding paragraph, and as liquidated damages therefor, shall be equal to the excess, discounted to its present value as of the date paid to the Bank, of (i) the amount of interest which otherwise would have accrued on the principal amount so received, recovered, converted or not borrowed during the period (the "Indemnity Period") commencing on the date of such receipt, recovery, conversion, or failure to borrow to the day of the applicable Interest Period for such Fixed Rate Loan at the rate of interest applicable to such Loan (or the rate of interest agreed to in the case of a failure to borrow) provided for herein (prior to default) over (ii) the amount of interest which would be earned by the Bank during the Indemnity Period if it invested the principal amount so received, recovered, converted or not borrowed at the rate per annum determined by the Bank as the rate it would bid in the London interbank market for a deposit of eurodollars in an amount approximately equal to such principal amount for a period of time comparable to the Indemnity Period.

     A certificate as to any additional amounts payable pursuant to this Section
2.15 setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrowers shall pay any amounts so certified to it by the Bank within ten (10) days of receipt of any such certificate. For purposes of this Section 2.15, all references to the "Bank" shall be deemed to include any participant in the Revolving Credit Commitment and/or Revolving Credit Loans.

     The indemnities set forth herein shall survive payment in full of all Fixed Rate Loans and all other Revolving Credit Loans made pursuant to this Agreement."

     (l) Section 2.16 is hereby deleted and the following is substituted therefor:

     "2.16  Use of Proceeds.  The proceeds of the Revolving Credit Loans may be
            ---------------
used by the Borrowers for general corporate purposes provided that solely through February 28, 1997 up to an aggregate amount of $6,000,000 may be used to purchase the New Headquarters Premises provided, further, that no portion of the proceeds of any Revolving Credit Loan shall be used by any Borrower in any manner which might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System."

     (m) Section 3.2 is hereby amended by deleting "November 30, 1993" appearing therein and substituting "November 30, 1996" therefor.

     (n) Section 6.1 is hereby deleted and the following is substituted therefor:

     "6.1  Quick Ratio.  Maintain at all times a ratio of consolidated current
           -----------
assets composed of cash on hand or on deposit in banks and Eligible Investment Securities plus Eligible Accounts Receivable to consolidated current liabilities of at least (i) .85 to 1.0 from April 8, 1996 through February 28, 1998 and (ii)
 .95 to 1.0 from March 1, 1998 and at all times thereafter. Solely for purposes of calculating compliance with this Section, up to an aggregate of $6,000,000 of Revolving Credit Loans, the proceeds of which are used for the purchase of the New Headquarters Premises, shall be excluded from current liabilities until May 31, 1997."

     (o) Section 6.2 is hereby deleted and "[Reserved]" is substituted therefor.

     (p) Section 6.3 is hereby deleted and the following is substituted therefor:

     "6.3  Capital Funds; Senior Liabilities to Capital Funds Ratio.  Maintain
           --------------------------------------------------------
at all times (i) as at the end of each fiscal quarter of each of the periods designated in the table set forth below Capital Funds in an amount not less than that set forth opposite each such period and (ii) as at the end of each fiscal quarter of each fiscal year a ratio of total consolidated Senior Liabilities to Capital Funds of not more than .90 to 1.0.

     Period              Minimum Amount
     ------              --------------

     3/1/96 - 2/28/97    $38,000,000 plus the product of .60 times the
                         Consolidated Net Income for the fiscal year ending
                         2/28/96 (the "`96 Base Amount")
     3/1/97 - 2/28/98    `96 Base Amount plus the product of .75 times the
                         Consolidated Net Income for the fiscal year ended
                         2/28/97 (the "`97 Base Amount")
     3/1/98 - 2/28/99    `97 Base Amount plus the product of .75 times the
                         Consolidated Net Income for the fiscal year ended
                         2/28/98 (the "`98 Base Amount")

     3/1/99 and thereafter   `98 Base Amount plus the product of .75 times the
                             Consolidated Net Income for the fiscal year ended
                             2/28/99"

     (q) Section 7.7 is hereby deleted and the following is substituted therefor:

     "7.7  Capital Expenditures.  Expend in any fiscal year in the aggregate for
           --------------------
the Borrowers and all Subsidiaries an amount in excess of the greater of $1,750,000 or 25% of the aggregate of the prior fiscal year's net income plus depreciation for the acquisition of fixed assets (inclusive of rental payments under capitalized leases) provided; however, for the fiscal year ending February 28, 1997, such amount may be increased by up to $6,000,000 for the expenditures related to the purchase of the New Headquarters Premises. The foregoing expenditures made within the limitations of this Section 7.7 shall be inclusive of payments made on account of any deferred purchase price or on account of any purchase money indebtedness incurred to finance any such purchase price.

     (r) Exhibit A is hereby amended to conform to the amendment hereinabove set forth in paragraph 1(b) and, as amended, is set forth in its entirety in an attachment annexed hereto and make a part hereof.

     2. It is expressly understood and agreed that all collateral security for the Revolving Credit Loans and other extensions of credit set forth in the Amended and Restated Loan Agreement prior to the amendment provided for herein is and shall continue to be collateral security for the Revolving Credit Loans and other extensions of credit provided in the Amended and Restated Loan Agreement as herein amended. Without limiting the generality of the foregoing, the Borrowers hereby absolutely and unconditionally confirm that (i) each document and instrument executed by the Borrowers pursuant to the Amended and Restated Loan Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Amended and Restated Loan Agreement (as herein amended), and (ii) the Amended and Restated Note is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms. The terms "Revolving Credit Note" and "Note" shall include any Amended and Restated Revolving Credit Note.

     3. In order to induce the Bank to enter into this Fourth Amendment to Amended and Restated Loan Agreement, the Borrowers represent and warrant to the Bank that each of their representations and warranties made in the Amended and Restated

Loan Agreement is true and correct as of the date hereof except as otherwise set forth in writing(s) to which the Bank is a party.

     4. No modification or waiver of any provisions of the Amended and Restated Loan Agreement or any other agreement or instrument made or issued pursuant thereto or contemplated thereby, nor consent to any departure by the Borrowers therefrom shall, in any event, be effective unless made in writing and signed by the Bank and the Borrowers, and then any such modification or waiver shall be effective only in the specific instance and for the purpose for which given unless otherwise specified therein. No notice to, or demand on, the Borrowers in any case shall, of itself, entitle them to any further notice or demand in similar or other circumstances.

     5. The Borrowers agree to pay on demand, and the Bank may charge any deposit or loan accounts(s) of the Borrowers, for all expenses incurred by the Bank in connection with the negotiation, preparation and administration (including any future waiver or modification and legal counsel as to the rights and duties of the Bank) of this Fourth Amendment to Amended and Restated Loan Agreement.

     6. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or waiver of any other term or condition of the Amended and Restated Loan Agreement or of any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Amended and Restated Loan Agreement or any of the documents referred to therein.

     7. This Fourth Amendment to Amended and Restated Loan Agreement is dated for convenience as of April 8, 1996 and shall be effective on the delivery of an executed counterpart hereof to the Borrowers. This Fourth Amendment to Amended and Restated Loan Agreement may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Amended and Restated Loan Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

NU HORIZONS ELECTRONICS CORP.    NIC COMPONENTS CORP.


By:/s/ Paul Durando          By:/s/ Paul Durando
   ----------------             ----------------
   Paul Durando                 Paul Durando
   Vice President-Finance       Vice President-Finance


NU HORIZONS INTERNATIONAL CORP.  NU VISIONS MANUFACTURING, INC.



By:/s/ Paul Durando          By:/s/ Paul Durando
   ----------------             ----------------
   Paul Durando                Paul Durando
   Vice President-Finance       Vice President-Finance

NU HORIZONS/                 NATWEST BANK N.A.
MERIT ELECTRONICS CORP.      formerly known as
                             National Westminster Bank USA

By:/s/ Paul Durando          By:/s/ Jeffrey B. Carstens
   ----------------             -----------------------
   Paul Durando                 Jeffrey B. Carstens
   Vice President-Finance       Vice President

STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 8th day of April, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                        /s/ Dianne J. Judd
                                        ---------------------
                                             Notary Public


STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 8th day of April, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NIC COMPONENTS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                        /s/ Dianne J. Judd
                                        ---------------------
                                             Notary Public


STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 8th day of April, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS INTERNATIONAL CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                        /s/ Dianne J. Judd
                                        ---------------------
                                             Notary Public

STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 8th day of April, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU VISIONS MANUFACTURING, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                        /s/ Dianne J. Judd
                                        ---------------------
                                             Notary Public


STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 8th day of April, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS/MERIT ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                        /s/ Dianne J. Judd
                                        ---------------------
                                             Notary Public


STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 8th day of April, 1996, before me personally came JEFFREY B. CARSTENS, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 100 Jericho Quadrangle, Jericho, New York; that he is a Vice President of NATWEST BANK N.A., the banking institution described in and which executed the foregoing instrument; and that he signed his name thereto by authority of such banking institution.

                                        /s/ Dianne J. Judd
                                        ---------------------
                                             Notary Public

                     TWELFTH AMENDMENT TO REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT
                            -----------------------

     TWELFTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of April 8, 1996, by and between NU HORIZONS ELECTRONICS CORP., a Delaware corporation having its executive offices at 6000 New Horizons Boulevard, North Amityville, New York (the "Company") and NATWEST BANK, N.A. formerly known as National Westminster Bank USA, a national banking association, having offices at 100 Jericho Quadrangle, Jericho, New York (the "Bank").

                                    RECITALS
                                    --------

     The Company and the Bank entered into a Revolving Credit and Term Loan Agreement dated as of May 26, 1988 (as amended by the First Amendment dated as of March 19, 1990, the Second Amendment dated as of February 28, 1991, the Third Amendment dated as of April 1, 1992, the Fourth Amendment dated as of April 8, 1992, a Fifth Amendment dated as of August 1, 1992, a Sixth Amendment dated as of October 1, 1992, a Seventh Amendment dated as of May 20, 1993, an Eighth Amendment dated as of January 14, 1994, a Ninth Amendment dated as of April 29, 1994, a Tenth Amendment dated as of November 29, 1995 and an Eleventh Amendment dated as of January 10, 1996 and as may be further amended, the "Loan Agreement"), pursuant to which certain financial accommodations were made available by the Bank to the Company. Unless otherwise expressly provided herein, all capitalized terms used in this Twelfth Amendment shall have the respective meanings ascribed to such terms in the Loan Agreement.

     The Company has requested that the Bank modify certain of the terms set forth in the Loan Agreement and the Bank is willing to comply with such request but only upon and subject to the following terms and conditions.

     NOW THEREFORE, in consideration of the premises and mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

     1. The Loan Agreement is hereby amended by the Company and the Bank as follows:

     (a) Section 1.1 is hereby amended to add new definitions to read as follows:

     "`Tenth Conversion Date' shall mean February 28, 1998.
       ---------------------

     `Eleventh Conversion Date' shall mean February 28, 1999.
      ------------------------

     `Twelfth Conversion Date' shall mean February 29, 2000.
      -----------------------

     `Senior Liabilities' shall mean the Borrowers' and the Guarantors' total
      ------------------
consolidated liabilities less Subordinated Indebtedness."

Section 1.1 is also amended by deleting the definitions of Conversion Dates and New Headquarters Premises and substituting the following therefor:

     "`Conversion Dates' shall mean collectively the First Conversion Date, the
       ----------------
Second Conversion Date, the Third Conversion Date, the Fourth Conversion Date, the Fifth Conversion Date, the Sixth Conversion Date, the Seventh Conversion Date, the Eighth Conversion Date, the Ninth Conversion Date, the Tenth Conversion Date, the Eleventh Conversion Date and the Twelfth Conversion Date.

     `New Headquarters Premises' shall mean certain land located in Nassau or
      -------------------------
Suffolk County, New York and the new corporate headquarters building located on or which the Company intends to construct on such land."

     (b) The first portion of Section 2.1 is hereby amended to read as follows (in pertinent part):

     "2.1  Revolving Credit Loan:  Subject to the terms and conditions of this
           ---------------------
Agreement, and in reliance upon the representations and warranties hereinafter set forth, the Bank agrees to lend to the Company, prior to February 29, 2000 (the "Twelfth Conversion Date"), such amounts as the Company may request from time to time, which amounts may be borrowed, repaid and reborrowed (individually, a "Revolving Credit Loan" and collectively the "Revolving Credit
Loans");...."

     (c) The second sentence of Section 2.2 is hereby amended to read as follows:

"Such note shall be dated the date hereof, and be in the amount of the lesser of One Million Ninety-Four Thousand One Hundred Twelve and 30/100 ($1,094,112.30) Dollars or the amount advanced hereunder as the Revolving Credit Loans and shall mature on February 29, 2000, at which time said entire principal balance shall be due and payable."

     (d) Section 2.3 (b) (i) is hereby amended to read as follows:

     "(i) on February 28, 1989 (the "First Conversion Date"), February 28, 1990 (the "Second Conversion Date"), February 28, 1991 (the "Third Conversion Date"), February 29, 1992 (the "Fourth Conversion Date"), February 28, 1993 (the "Fifth Conversion Date"), February 28, 1994 (the "Sixth Conversion Date"), February 28, 1995 (the "Seventh Conversion Date"), February 29, 1996 (the "Eighth Conversion Date"), February 28, 1997 (the "Ninth Conversion Date"), February 28, 1998 (the "Tenth Conversion Date") and February 28, 1999 (the "Eleventh Conversion Date") the outstanding principal of the Revolving Credit Note together with accrued interest on such dates shall be prepaid, and ...."

     (e) Section 2.6 is hereby amended to read as follows:

     "2.6  Reduction of the Commitment:  The Commitment shall be reduced by the
           ---------------------------
principal amounts outstanding under the Revolving Credit Note on the First Conversion Date, the Second Conversion Date, the Third Conversion Date, the Fourth Conversion Date, the Fifth Conversion Date, the Sixth Conversion Date, the Seventh Conversion Date, the Eighth Conversion Date, the Ninth Conversion Date, the Tenth Conversion Date and the Eleventh Conversion Date and such amounts shall not be reinstated."

          (f) Section 2.9 is hereby amended by the addition of the following at the conclusion thereof:

"The Term Loan made on the Twelfth Conversion Date shall be payable in forty-eight (48) monthly installments commencing on the 31st day of March, 2000 and on the last day of each month thereafter to and including February 29, 2004, when any unpaid balance together with accrued interest shall be due and payable."

     (g) Section 3.1 is hereby amended by deleting "November 30, 1987" appearing therein and substituting "November 30, 1995" therefor.

     (h) Section 5.10(b) is hereby deleted and the following is substituted therefor:

     "(b)  Capital Funds; Senior Liabilities to Capital Funds. Maintain at all
           --------------------------------------------------
times (y) as at the end of each fiscal quarter of each of the periods designated in the table set forth below Capital Funds in an amount not less than that set forth opposite each such period and (z) as at the end of each fiscal quarter of each fiscal year a ratio of total consolidated
Senior Liabilities to Capital Funds of not more than .90 to 1.0.

     Period      Minimum Amount
     ------      --------------

     3/1/96 - 2/28/97    $38,000,000 plus the product of .60 times the
                         Consolidated Net Income for the fiscal year ending
                         2/28/96 (the "`96 Base Amount")
     3/1/97 - 2/28/98    `96 Base Amount plus the product of .75 times the
                         Consolidated Net Income for the fiscal year ended
                         2/28/97 (the "`97 Base Amount")
     3/1/98 - 2/28/99    `97 Base Amount plus the product of .75 times the
                         Consolidated Net Income for the fiscal year ended
                         2/28/98 (the "`98 Base Amount")
     3/1/99 and there-   `98 Base Amount plus the product of .75 times the
      after              Consolidated Net Income for the fiscal year ended
                         2/28/99"

     (i) Section 5.10(c) is hereby deleted and the following is substituted therefor:

     "(b)  Quick Ratio.  Maintain at all times a ratio of consolidated current
           -----------
assets composed of cash on hand or on deposit in banks and marketable Eligible Investment Securities plus Eligible Accounts Receivable to consolidated current liabilities of at least (i) .85 to 1.0 from , April 8, 1996 through February 28, 1998 and (ii) .95 to 1.0 from March 1, 1998 and at all times thereafter. Solely for purposes of calculating compliance with this Section, up to an aggregate of $6,000,000 of revolving credit loans to the Company under the Amended Restated Credit Agreement among the Company, certain other entities and the Bank dated as of April 29, 1994, the proceeds of which are used for the purchase of the New Headquarters Premises, shall be excluded from current liabilities until May 31, 1997."

     (j) Section 5.10 (f) is hereby deleted and "[Reserved]" is substituted therefor.

     (k) Section 6.16 is hereby deleted and the following is substituted therefor:

     "6.16  Capital Expenditures.  Expend in any fiscal year in the aggregate
            --------------------
for the Company and its Subsidiaries an amount in excess of the greater of $1,750,000 or 25% of the aggregate of the prior fiscal year's net income plus depreciation for the acquisition of fixed assets (inclusive of rental payments under capitalized leases) provided; however, for the fiscal year ending February 28, 1997, such amount may be increased by up to $6,000,000 for the expenditures related to the purchase of the New Headquarters Premises. The foregoing expenditures made within the limitations of this Section shall be inclusive of payments made on account of any deferred purchase price or on account of any purchase money indebtedness incurred to finance any such purchase price."

     (l) Exhibit A is hereby amended to conform to the amendment hereinabove set forth in paragraph 1(c) and, as amended, is set forth in its entirety in an attachment annexed hereto and make a part hereof. The Company acknowledges and agrees that an Event of Taxability has occurred and agrees to pay interest at the Taxable Rate in accordance with the provisions of the Loan Agreement.

     2. It is expressly understood and agreed that all collateral security for the Loans and other extensions of credit set forth in the Loan Agreement prior to the amendments provided for herein is and shall continue to be collateral security for the Loans and other extensions of credit provided in the Loan Agreement as herein amended. Without limiting the generality of the foregoing, the Company hereby absolutely and unconditionally confirms that (i) each document and instrument executed by the Company pursuant to the Loan Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Loan Agreement (as herein amended) and (ii) the Notes are hereby ratified and confirmed and shall remain in full force and effect in accordance with their respective terms. Nonetheless, at the request of the Bank, the Company shall promptly execute and deliver replacement notes to evidence all indebtedness outstanding under the Loan Agreement as hereby amended. The term "Notes" shall include any such replacement notes.

     3. In order to induce the Bank to enter into this Twelfth Amendment to Loan Agreement, the Company represents and warrants to the Bank that each of its representations and warranties made in the Loan Agreement is true and correct as of the date hereof except as otherwise set forth in writing(s) to which the Bank is a party. Notwithstanding the foregoing, to the extent that the representations and warranties contained in the Loan Agreement and in that certain amended and restated loan agreement dated as of April 29, 1994 among the Company, certain related corporations and the Bank (as previously amended and as may be amended from time to time, the "Restated Loan Agreement") differ, the representations and warranties contained in the Restated Loan Agreement shall control.

     4. No modifications or waiver or any provisions of the Loan Agreement or any other agreement or instrument made or issued pursuant thereto or contemplated thereby, nor consent to any departure by the Company therefore shall, in any event, be effective unless made in writing and signed by the Bank and the Company, and then any such modification or waiver shall be effective only in the specific instance and for the purpose for which given unless otherwise specified therein. No notice to, or demand on, the Company in any case shall, of itself, entitle it to any further notice or demand in similar or other circumstances.

     5. The Company agrees to pay on demand, and the Bank may charge any deposit or loan account(s) of the Company, for all expenses incurred by the Bank in connection with the negotiation, preparation and administration (including any future waiver or modification and legal counsel as to the rights and duties of the Bank) of this Twelfth Amendment to Loan Agreement.

     6. This amendment is limited precisely as written and shall not be deemed to (a) be a consent or waiver of any other term or condition of the Loan Agreement or of any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Loan Agreement or any of the documents referred to therein.

     7. This Twelfth Amendment to Loan Agreement is dated for convenience of as April 8, 1996 and shall be effective on the delivery of an executed counterpart to the Company. This Twelfth Amendment to Loan Agreement may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Loan Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

                                             NU HORIZONS ELECTRONICS CORP.


                                             By:/s/ Paul Durando
                                                --------------------------
                                                Paul Durando
                                                Vice President - Finance


                                             NATWEST BANK, N.A.
                                             formerly known as
                                             National Westminster Bank USA


                                             By:/s/ Jeffrey B. Carstens
                                                --------------------------
                                                Jeffrey B. Carstens
                                                Vice President

STATE OF NEW YORK )
                  :ss.:
COUNTY OF NASSAU  )

     On the 8th day of April, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                /s/ Dianne J. Judd
                                                --------------------
                                                     Notary Public



STATE OF NEW YORK )
                  :ss.:
COUNTY OF NASSAU  )

     On this 8th day of April, 1996, before me personally came JEFFREY B. CARSTENS, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 100 Jericho Quadrangle, Jericho, New York; that he is a Vice President of NATWEST BANK N.A., the banking institution described in and which executed the foregoing instrument; that he signed his name thereto by authority of such banking institution.



                                                /s/ Dianne J. Judd
                                                --------------------
                                                     Notary Public

     The undersigned Guarantors acknowledge that there are no defenses or offsets to their respective Guaranties of the obligations under the Loan Agreement as amended by this Twelfth Amendment and hereby agree and consent to the foregoing Twelfth Amendment.

                                             NIC COMPONENTS CORP.


Dated:  April 8, 1996                        By:/s/ Paul Durando
                                                ----------------------
                                                Paul Durando
                                                Vice President-Finance


                                             NU HORIZONS INTERNATIONAL CORP.


Dated:  April 8, 1996                        By:/s/ Paul Durando
                                                ----------------------
                                                Paul Durando
                                                Vice President-Finance


                                             NU VISIONS MANUFACTURING, INC.


Dated:  April 8, 1996                        By:/s/ Paul Durando
                                                ----------------------
                                                Paul Durando
                                                Vice President-Finance


                                             NU HORIZONS/MERIT
                                             ELECTRONICS CORP.


Dated:  April 8, 1996                        By:/s/ Paul Durando
                                             -------------------------
                                             Paul Durando
                                             Vice President-Finance

STATE OF NEW YORK )
                  :ss.:
COUNTY OF NASSAU  )

     On the 8th day of April, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NIC COMPONENTS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                                /s/ Dianne J. Judd
                                                --------------------
                                                     Notary Public



STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 8th day of April, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS INTERNATIONAL CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                /s/ Dianne J. Judd
                                                --------------------
                                                     Notary Public

STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 8th day of April, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU VISIONS MANUFACTURING, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                                /s/ Dianne J. Judd
                                                -----------------------
                                                     Notary Public


STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 8th day of April, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS/MERIT ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                                /s/ Dianne J. Judd
                                                -----------------------
                                                     Notary Public